Exhibit 10.1

AMENDMENT NUMBER TWELVE TO REVOLVING NOTE AND CASH SUBORDINATION AGREEMENT & REVOLVING NOTE

This AMENDMENT NUMBER TWELVE TO REVOLVING NOTE AND CASH SUBORDINATION AGREEMENT & REVOLVING NOTE (this “Amendment”), effective as of June 29, 2021, is entered into by and between JMP SECURITIES LLC, a Delaware limited liability company (“Broker/Dealer”), and CITY NATIONAL BANK, a national banking association (“Lender”), and in light of the following:

W I T N E S S E T H

WHEREAS, Broker/Dealer and Lender are parties to: (a) that certain Revolving Note and Cash Subordination Agreement, dated as of April 8, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Note Agreement”), and (b) that certain Revolving Note, dated as of April 8, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Note”);

WHEREAS, JMP HOLDING LLC, formerly known as JMP Group LLC, a Delaware limited liability company (“JMP Holding Guarantor”) guaranteed in favor of Lender, the obligations of Broker/Dealer under the Note Agreement and the Note pursuant to that certain General Continuing Guaranty, dated as of April 8, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “JMP Holding Broker/Dealer Guaranty”);

WHEREAS, HARVEST CAPITAL STRATEGIES LLC, formerly known as JMP Asset Management LLC, a Delaware limited liability company (“Harvest Guarantor”) guaranteed in favor of Lender, the obligations of Broker/Dealer under the Note Agreement and the Note pursuant to that certain General Continuing Guaranty, dated as of April 30, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Harvest Broker/Dealer Guaranty”);

WHEREAS, JMP INVESTMENT HOLDING LLC, a Delaware limited liability company (“JMP Investment Guarantor”: JMP Investment Guarantor, JMP Holding Guarantor, and Harvest Guarantor, collectively, the “Guarantors”) guaranteed in favor of Lender, the obligations of Broker/Dealer under the Note Agreement and the Note pursuant to that certain General Continuing Guaranty, dated as of May 12, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “JMP Investment Broker/Dealer Guaranty”: the JMP Investment Broker/Dealer Guaranty, the JMP Holding Broker/Dealer Guaranty and the Harvest Broker/Dealer Guaranty, collectively, the “Broker/Dealer Guaranties”);

WHEREAS, Broker/Dealer has requested that the Lender make certain amendments to the Note Agreement and the Note; and

WHEREAS, upon the terms and conditions set forth herein, Lender is willing to accommodate the Broker/Dealer’s requests.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.    Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Note Agreement, as amended hereby.

2.    Amendments to Note Agreement.

(a)    Section 1(a) of the Note Agreement is hereby amended by replacing the reference to “30th day of June, 2021” with “30th day of June, 2022”.

(b)    Section 1(c) of the Note Agreement is hereby amended by replacing the reference to “30th day of June, 2022” with “30th day of June, 2023”.

(c)    Rider A to the Note Agreement is hereby amended by adding the following provision at the end thereof:

“Broker/Dealer shall pay to Lender an amendment fee in the amount of $25,000 (“the Amendment Fee”) in immediately available funds. Such Amendment Fee shall be due and payable in full on or before July 31, 2021.

3.    Amendments to Note.

(a)    The Note is hereby amended by replacing the reference to “30th day of June, 2022” with “30th day of June, 2023”.

4.    Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of the Amendment (such date being the “Amendment Effective Date”):

(a)    Lender shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

(b)    Lender shall have received the reaffirmation and consent of each the Guarantors attached hereto as Exhibit A, duly executed and delivered by an authorized officer of each Guarantor.

(c)    After giving effect to this Amendment, the representations and warranties herein, in the Note Agreement, and in the Note shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(d)    No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental entity against Broker/Dealer, any of the Guarantors, or Lender.

(e)    No Events of Acceleration or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated herein.

(f)    Pursuant to Section 19(b) of the Note Agreement, FINRA shall have provided prior written approval of this Amendment.

(g)    All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Lender.

5.    Representations and Warranties. Broker/Dealer hereby represents and warrants to Lender as follows:

(a)    It (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified reasonably could be expected to result in a material adverse effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted, to enter into this Amendment and carry out the transactions contemplated hereby.

(b)    The execution, delivery, and performance by it of this Amendment (i) have been duly authorized by all necessary limited liability company action, (ii) do not and will not (A) violate any material provision of federal, state or local law, rule or regulation, or any order, judgment, decree, writ, injunction or award of any arbitrator, court or governmental entity binding on it or of any of the Guarantors, (B) violate the certificate of formation or limited liability company agreement of it or of any of the Guarantors, (C) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of it or of any of the Guarantors, except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a material adverse effect, (D) result in or require the creation or imposition of any lien of any nature whatsoever upon any assets of Broker/Dealer, other than as expressly permitted by Lender, or (E) require any approval of Broker/Dealer’s interest holders or any approval or consent of any person under any material contractual obligation of Broker/Dealer, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of a material contractual obligation, for consents or approvals, the failure of which to obtain could not individually or in the aggregate reasonably be expected to cause a material adverse effect.

(c)    The execution, delivery and performance by Broker/Dealer of this Amendment, and the consummation of the transactions contemplated herein do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any governmental entity other than consents or approvals that have been obtained and that are still in force and effect.

(d)    This Amendment, when executed and delivered by each person that is a party thereto, will constitute the legal, valid and binding obligation of it, enforceable against it in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

(e)    As of the date hereof, no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any governmental entity against Broker/Dealer or any of the Guarantors.

(f)    No Events of Acceleration or Event of Default has occurred and is continuing as of the date of the effectiveness of this Amendment, and no condition exists which constitutes an Event of Acceleration or an Event of Default.

(g)    The representations and warranties set forth in this Amendment, the Note Agreement, and the Note, as amended by this Amendment and after giving effect hereto, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

6.    Agreements. This Amendment has been entered into without force or duress, of the free will of Broker/Dealer, and the decision of Broker/Dealer to enter into this Amendment is a fully informed decision and Broker/Dealer is aware of all legal and other ramifications of each decision. It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

7.    Payment of Costs and Fees. Broker/Dealer shall reimburse Lender on demand for all of its actual out-of-pocket costs, expenses, fees and charges in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto (which costs may include the reasonable fees and expenses of any attorneys retained by Lender).

8.    Choice of Law. This Amendment and the rights of the parties hereunder, shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made and to be performed in the State of California.

9.    Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.

10.    Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

11.    Effect on Note Agreement and Note.

(a)    The Note Agreement and the Note, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except for the amendments to the Note Agreement and the Note expressly set forth herein, the Note Agreement and the Note shall remain unchanged and in full force and effect. The execution, delivery and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Lender under the Note Agreement or the Note. The amendments set forth herein are limited to the specifics hereof, and, except as expressly set forth herein, shall neither excuse any future non-compliance with the Note Agreement or the Note, nor operate as a waiver of any Event of Acceleration or Event of Default.

(b)    Upon and after the effectiveness of this Amendment, each reference in the Note Agreement and the Note to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Note Agreement, and each reference in each of the Broker/Dealer Guaranties to “the Note Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Note Agreement, shall mean and be a reference to the Note Agreement as modified and amended hereby.

(c)    Upon and after the effectiveness of this Amendment, each reference in the Note Agreement and the Note to “the Revolving Note”, “hereunder”, “herein”, “hereof” or words of like import referring to the Note, and each reference in each of the Broker/Dealer Guaranties to “the Note”, “thereunder”, “therein”, “thereof” or words of like import referring to the Note, shall mean and be a reference to the Note as modified and amended hereby.

(d)    To the extent any terms or provisions of this Amendment conflict with those of the Note Agreement or the Note, the terms and provisions of this Amendment shall control. To the extent that any terms and conditions shall contradict or be in conflict with any terms or conditions of the Note Agreement or the Note, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Note Agreement and the Note as modified or amended hereby.

(e)    Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.

12.    Entire Agreement. This Amendment, and terms and provisions hereof, the Note Agreement, and the Note constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

13.    Reaffirmation of Obligations. The Broker/Dealer hereby restates, ratifies and reaffirms each and every term and condition set forth in the Note Agreement and the Note effective as of the date hereof and as amended hereby.

14.    Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

JMP SECURITIES LLC, a Delaware limited liability company, as, Broker/Dealer

By:	/s/ Mark Lehmann
Mark Lehmann President

[SIGNATURE PAGE TO AMENDMENT NUMBER TWELVE TO REVOLVING NOTE AND
CASH SUBORDINATION AGREEMENT & REVOLVING NOTE]

CITY NATIONAL BANK, a national banking association, as Lender

By:	/s/ Eric Lo
Eric Lo Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER TWELVE TO REVOLVING NOTE AND
CASH SUBORDINATION AGREEMENT & REVOLVING NOTE]

Exhibit A
REAFFIRMATION AND CONSENT

All capitalized terms used herein without definition shall have the meanings ascribed thereto in: (a) that certain Revolving Note and Cash Subordination Agreement, dated as of April 8, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Note Agreement”) by and between JMP SECURITIES LLC, a Delaware limited liability company (“Broker/Dealer”) and CITY NATIONAL BANK, a national banking association (“Lender”), and (b) that certain Revolving Note, dated as of April 8, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Note”) by and between Broker/Dealer and Lender. Reference is made to: (a) that certain Amendment Number Twelve to Revolving Note and Cash Subordination Agreement & Revolving Note, effective as of June 29, 2021 (the “Amendment”), by and between Broker/Dealer and Lender, (b) that certain General Continuing Guaranty, dated as of April 8, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “JMP Holding Broker/Dealer Guaranty”) by JMP HOLDING LLC, formerly known as JMP Group LLC, a Delaware limited liability company (“JMP Holding Guarantor”), in favor of Lender, (c) that certain General Continuing Guaranty, dated as of April 30, 2014 (as amended, restated, or otherwise modified from time to time, the “Harvest Broker/Dealer Guaranty”) by HARVEST CAPITAL STRATEGIES LLC, formerly known as JMP Asset Management LLC, a Delaware limited liability company (“Harvest Guarantor”), in favor of Lender and (d) that certain General Continuing Guaranty, dated as of May 12, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “JMP Investment Broker/Dealer Guaranty”: the JMP Investment Broker/Dealer Guaranty, the JMP Holding Broker/Dealer Guaranty and the Harvest Broker/Dealer Guaranty, collectively, the “Broker/Dealer Guaranties”) by JMP INVESTMENT HOLDING LLC, a Delaware limited liability company (“JMP Investment Guarantor”: the JMP Investment Guarantor, JMP Holding Guarantor and the Harvest Guarantor, collectively, the “Guarantors”), in favor of Lender. The undersigned Guarantors each hereby (a) represents and warrants to the Lender that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary limited liability company action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental entity, or of the terms of its certificate of formation and limited liability company agreement, or of any material contractual obligation to which it is a party or by which any of its properties may be bound or affected, except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a material adverse effect; (b) consents to the amendment of the Note Agreement and the Note as set forth in the Amendment and any waivers granted therein; (c) acknowledges and reaffirms its obligations owing to the Lender under the applicable Broker/Dealer Guaranty, as amended hereby; and (d) agrees that the Note Agreement and the Note shall remain in full force and effect, as amended hereby. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, they each understand that the Lender has no obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

JMP HOLDING LLC (formerly known as JMP Group LLC), a Delaware limited liability company

By:	/s/ Raymond S. Jackson
Raymond S. Jackson Chief Financial Officer

HARVEST CAPITAL STRATEGIES LLC (formerly known as JMP Asset Management LLC), a Delaware limited liability company

By:	/s/ Raymond S. Jackson
Raymond S. Jackson Chief Financial Officer

JMP INVESTMENT HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Raymond S. Jackson
Raymond S. Jackson Chief Financial Officer

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT]